SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund

Large Cap Disciplined Equity Fund

International Equity Fund

World Equity Ex-US Fund

Screened World Equity Ex-US Fund

Emerging Markets Equity Fund

Supplement Dated April 26, 2010

to the Class A Shares Prospectus Dated September 30, 2009

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US and Emerging Markets Equity Funds.

Change in Sub-Advisers for the Large Cap Fund

In the sub-section entitled “Large Cap Fund,” under the section entitled “Sub-Advisers and Portfolio Managers,” the paragraphs relating to Goldman Sachs Asset Management, L.P. and INTECH Investment Management LLC are hereby deleted.

There are no other changes in the portfolio management of the Large Cap Fund.

Change in Sub-Advisers for the Large Cap Disciplined Equity Fund

In the sub-section entitled “Large Cap Disciplined Equity Fund,” under the section entitled “Sub-Advisers and Portfolio Managers,” the following paragraph is hereby added in the appropriate alphabetical order thereof:

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112 serves as a sub-adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund’s assets allocated to Lazard. The team consists of Andrew Lacey, Deputy Chairman and Portfolio Manager/Analyst, J. Richard Tutino, CFA, Managing Director and Portfolio Manager/Analyst, Ronald Temple, Managing Director and Portfolio Manager/Analyst, Nicholas Sordoni, CFA, Senior Vice President and Portfolio Manager/Analyst. Mr. Lacey joined Lazard in 1996 as a portfolio manager and is responsible for oversight of U.S. and Global strategies and is a member of the portfolio management team. He also is a Portfolio Manager/Analyst on various Lazard U.S. Equity and Global Equity teams. Mr. Tutino joined Lazard in 1997 as a Portfolio Manager/Analyst for U.S. large cap equities. Mr. Temple joined Lazard in 2001 as a Portfolio Manager/Analyst on various Lazard U.S. Equity teams.  He is also Co-Director of Research for Lazard’s Global Research Platform and has primary research coverage of the Financials sector.   Mr. Sordoni joined Lazard in 2002 as a Portfolio Manager/Analyst on the U.S. Equity Value team.

There are no other changes in the portfolio management of the Large Cap Disciplined Equity Fund.

Changes in Sub-Advisers for the International Equity Fund

In the sub-section entitled “International Equity Fund,” under the section entitled “Sub-Advisers and Portfolio Managers,” the paragraphs relating to McKinley Capital Management, LLC and Principal Global Investors, LLC are hereby deleted. In the same sub-section, the following paragraph is hereby added in the appropriate alphabetical order thereof:

Schroder Investment Management North America Inc.: Schroder Investment Management North America, Inc. (SIMNA), located at 875 Third Avenue, New York, New York 10022 serves as a Sub-Adviser to the International Equity Fund.  SIMNA has engaged its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd.”), located at 31 Gresham Street, London, EC2V 7QA, United Kingdom to provide certain advisory services to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund’s assets allocated to SIMNA. The team consists of Virginie Maisonneuve, Head of Global and International Equities, and Simon Webber, Global and International Equities Fund Manager and Global Sector Specialist.  Ms. Maisonneuve joined the Schroders organization in 2004 and is Head of the Global and International Equities group, with overall responsibility for all International Equity portfolios.   Mr. Webber joined the Schroders organization in 1999 and is currently a fund manager for International Equity and Global Climate Change Equity portfolios and Global Sector Specialist with responsibility for the utilities and autos sectors. Based in London, Mr. Webber joined the Global and International Equities team in September 2004, specializing in the consumer discretionary and telecom services sectors.

There are no other changes in the portfolio management of the International Equity Fund.

Changes in Sub-Advisers for the World Equity Ex-US Fund

In the sub-section entitled “World Equity Ex-US Fund,” under the section entitled “Sub-Advisers and Portfolio Managers,” the paragraphs relating to AXA Rosenberg Investment Management LLC, INTECH Investment Management LLC and Rexiter Capital Management Limited are hereby deleted.

There are no other changes in the portfolio management of the World Equity Ex-US Fund.

Changes in Sub-Advisers for the Screened World Equity Ex-US Fund

In the sub-section entitled “Screened World Equity Ex-US Fund,” under the section entitled “Sub-Advisers and Portfolio Managers,” the paragraph relating to AXA Rosenberg Investment Management LLC is hereby deleted. In the same sub-section, the following paragraphs are hereby added in the appropriate alphabetical order thereof:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of the Screened World Equity Ex-US Fund’s assets allocated to Acadian. John R. Chisholm, Executive Vice President and Chief Investment Officer, serves as lead portfolio manager for the Screened World Equity Ex-US Fund. Mr. Chisholm is responsible for the direction and oversight of the firm’s portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Asha Mehta serves as back-up portfolio manager on the Screened World Equity Ex-US Fund. Ms. Mehta joined Acadian in 2007 as a research analyst and was appointed portfolio manager in 2008. She is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta was responsible for making investment decisions at Johnson & Johnson.

Thornburg Investment Management, Inc.: Thornburg Investment Management, Inc. (TIM), located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 serves as a sub-adviser to the Screened World Equity Ex-US Fund. William V. Fries, CFA, Managing Director and Co-Portfolio Manager, Wendy Trevisani, Managing Director and Co-Portfolio Manager and Lei Wang, CFA, Managing Director and Co-Portfolio Manager manage the portion of the Screened World Equity Ex-US Fund’s assets allocated to TIM. Mr. Fries joined TIM in 1995 as a Managing Director and portfolio manager. He has primary responsibility for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Prior to joining TIM, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Ms. Trevisani joined TIM in 1999 as an associate portfolio manager and was named Managing Director in 2003. She is responsible for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Prior to joining TIM, Ms. Trevisani was an institutional sales and trading representative for Salomon Smith Barney. Mr. Wang joined TIM in 2004 as an associate portfolio manager. In 2006, Mr. Wang became managing director and co-portfolio for the international equity strategy. He is responsible for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Prior to joining TIM, Mr. Wang served as an associate for DeutscheBank and Enso Capital Management.

There are no other changes in the portfolio management of the Screened World Equity Ex-US Fund.

Changes in Sub-Advisers for the Emerging Markets Equity Fund

In the sub-section entitled “Emerging Markets Equity Fund,” under the section entitled “Sub-Advisers and Portfolio Managers,” the following paragraphs are hereby added in the appropriate alphabetical order thereof:

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112 serves as a sub-adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund’s assets allocated to Lazard. The team consists of Kevin O’Hare, CFA, Director, Portfolio Manager/Analyst, Peter Gillespie, CFA, Senior Vice President, Portfolio Manager/Analyst, James Donald, CFA, Managing Director, Portfolio Manager/Analyst, John R. Reinsberg, Deputy Chairman, International and Global Strategies.  Mr. O’Hare joined Lazard in 2001 as a Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors.  Mr. Gillespie joined Lazard in 2007 and is a Senior Vice President and Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the industrials, materials and consumer staples sectors.  Prior to joining Lazard, Mr. Gillespie was a portfolio manager at Newgate Capital, LLP, where he co-managed the Asian portion of an emerging markets equity fund.  Mr. Donald joined Lazard in 1996 as a Portfolio Manager/Analyst on the Emerging Markets Equity team and Head of the Emerging Markets Group. Mr. Reinsberg joined Lazard in 1992 as Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He is also Deputy Chairman of Lazard Asset Management responsible for oversight of the firm’s international and global strategies.

Neuberger Berman Management LLC: Neuberger Berman Management LLC (NBML), located at 605 Third Avenue, New York, NY 10158, serves as a sub-adviser to the Emerging Markets Equity Fund. Conrad A. Saldanha, CFA is responsible for the management of the portion of the Emerging Markets Equity Fund’s assets allocated to NBML. Mr. Saldanha joined NBML in 2008 as a portfolio manager. Mr. Saldanha is a Portfolio Manager for the firm’s Global Equity team and is responsible for Emerging Markets equities.  Prior to joining NBML, he held several positions at GE Asset Management Inc., most recently vice president and co-portfolio manager on the Global Emerging Markets product.

There are no other changes in the portfolio management of the Emerging Markets Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-645 (4/10)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund

Large Cap Disciplined Equity Fund

International Equity Fund

World Equity Ex-US Fund

Screened World Equity Ex-US Fund

Emerging Markets Equity Fund

Supplement Dated April 26, 2010

to the Statement of Additional Information (“SAI”) Dated September 30, 2009

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US and Emerging Markets Equity Funds.

Change in Sub-Advisers for the Large Cap Fund

In the sub-section entitled “The Sub-Advisers,” under the section entitled “The Adviser and Sub-Advisers,” the paragraph relating to Goldman Sachs Asset Management, L.P. is hereby deleted. In the same sub-section, all references to INTECH Investment Management LLC’s management of the Large Cap Fund are hereby deleted.

In addition, in the sub-section entitled “Portfolio Management,” under the same section, the text relating to Goldman Sachs Asset Management, L.P. is hereby deleted. In the same sub-section, all references to INTECH Investment Management LLC’s management of the Large Cap Fund are hereby deleted.

There are no other changes in the portfolio management of the Large Cap Fund.

Change in Sub-Advisers for the Large Cap Disciplined Equity and Emerging Markets Equity Funds

In the sub-section entitled “The Sub-Advisers,” under the section entitled “The Adviser and Sub-Advisers,” the following paragraph is hereby added in the appropriate alphabetical order thereof:

LAZARD ASSET MANAGEMENT LLC — Lazard Asset Management LLC (“Lazard”) serves as a sub-adviser to a portion of the assets of the Large Cap Disciplined Equity and Emerging Markets Equity Funds. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC , a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

In the same sub-section, the paragraph relating to Neuberger Berman Management LLC is hereby deleted and replaced with the following:

NEUBERGER BERMAN MANAGEMENT LLC— Neuberger Berman Management LLC (“NBML”) serves as a Sub-Adviser to a portion of the assets of the International Equity and Emerging Markets Equity Funds. NBML is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC.

In addition, in the sub-section entitled “Portfolio Management,” under the same section, the following text is hereby added in the appropriate alphabetical order thereof:

Lazard

Compensation.  SIMC pays Lazard a fee based on the assets under management of the Large Cap Disciplined Equity and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between Lazard and SIMC.  Lazard pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and Emerging Markets Equity Funds.

Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager’s compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the Portfolio Manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark, depending on the investment strategy of the account, over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. Portfolio Managers are compensated based on the performance of the accounts they manage as a whole. In addition, the Portfolio Manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Ownership of Fund Shares. As of February 28, 2010, Lazard’s portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity or Emerging Markets Equity Fund.

Other Accounts. As of December 31, 2009, Lazard’s portfolio managers were responsible for the day to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)
Andrew Lacey*	12	$10,098,822	7	$697,667	237	$4,704,349
Ronald Temple*	5	$6,855,117	4	$592,463	185	$2,559,972
Nicholas Sordoni	1	$8,762	1	$26,528	16	$713,547
J. Richard Tutino	1	$8,762	1	$26,528	158	$1,189,402
Kevin O’Hare	1	$63,862	2	$63,444	2	$1,134
Peter Gillespie	1	$63,862	2	$63,444	2	$1,134
James Donald*	8	$15,454,531	14	$4,186,604	142	$7,956,331
John Reinsberg*	6	$1,307,351	4	$102,557	59	$4,326,064

 * The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1)           Mr. Donald manages one registered investment company and four other accounts with assets under management of approximately $1.8 billion and $1.2 billion, respectively.

 (2)          Messrs. Lacey and Temple manage one registered investment company with assets under management of approximately $6.3 billion.

(3)           Mr. Reinsberg manages four other pooled investment vehicles with assets under management of approximately $102.6 million.

Conflicts of Interest. Lazard’s Portfolio Managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exist because Lazard and the Portfolio Managers manage other accounts with similar investment objectives and strategies as the Large Cap Disciplined Equity and Emerging Markets Equity Funds (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Funds, as registered investment companies, are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Funds and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager’s time dedicated to each account, Lazard periodically reviews each Portfolio Manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Funds. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Funds.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Funds invest, Lazard could be seen as harming the performance of the Funds for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

In the same sub-section, the text relating to Neuberger Berman Management LLC is hereby deleted and replaced with the following:

NBML

Compensation. SIMC pays NBML a fee based on the assets under management of the International Equity and Emerging Markets Funds as set forth in an investment sub-advisory agreement between NBML and SIMC. NBML pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity and Emerging Markets Equity Funds. The following information relates to the period ended February 28, 2010.

Neuberger Berman Group LLC’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees.  Neuberger Berman Group LLC is also focused on creating a compensation process that is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC and, most importantly, overall investment performance.  The bonus for a Portfolio Manager is determined by using a formula which may or may not contain a discretionary component.  The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman Group LLC. This discretionary component applies to the portfolio managers managing the International Equity Fund and Emerging Markets Fund.  The benchmarks for the International Equity Fund and Emerging Markets Fund are the MSCI EAFE Index and MSCI Emerging Markets Index.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of Neuberger Berman Group LLC’s long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan.  The Neuberger Berman Group LLC established the Contingent Compensation Plan pursuant to which a certain percentage of an employees’ compensation, including NBML portfolio managers, is deemed contingent and vests over a three-year period.  Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group LLC investment professionals.

Restrictive Covenants.  NBML Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain NBML Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts For the management of these accounts, a NBML Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a NBML Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Fund Shares. As of February 28, 2010, NBML’s portfolio managers did not beneficially own any shares of the International Equity or Emerging Markets Equity Fund.

Other Accounts. As of February 28, 2010, in addition to the International Equity and Emerging Markets Equity Funds, NBML’s portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows (assets in millions):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Benjamin Segal	7	$1,566	0	$0	37	$3,790
Conrad A. Saldanha	1	$10	0	$0	2	$156

*  Other accounts include separate accounts and managed accounts (WRAP).

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the Funds and Other Accounts have different or similar objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for a fund or account that may adversely impact the value of securities held by the International Equity or Emerging Markets Equity Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which a fund he or she manages also invests. In such a case, the portfolio manager could be seen as harming the performance of the International Equity or Emerging Markets Equity Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or account, the International Equity or Emerging Markets Equity Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for Other Accounts may outperform the securities selected for the Funds. Finally, a conflict of interest may arise if NBML and a portfolio manager have a financial incentive to favor one account over another, because of a performance-based management fee that applies to one account but not to the Funds or other accounts for which the portfolio manager is responsible.

NBML has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

There are no other changes in the portfolio management of the Large Cap Fund.

Changes in Sub-Advisers for the International Equity Fund

In the sub-section entitled “The Sub-Advisers,” under the section entitled “The Adviser and Sub-Advisers,” all references to McKinley Capital Management, LLC’s and Principal Global Investors, LLC’s management of the International Equity Fund are hereby deleted. In the same sub-section, the following paragraph is hereby added in the appropriate alphabetical order thereof:

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. — Schroder Investment Management North America Inc. (“SIMNA”) serves as a Sub-Adviser to a portion of the assets of the International Equity Fund.   SIMNA has engaged its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd”) to provide certain advisory services to the International Equity Fund. SIMNA and SIMNA Limited are indirect wholly-owned subsidiaries of Schroders plc (Schroders), a public company and one of the largest asset managers listed on the London Stock Exchange. SIMNA and SIMNA Ltd are both a SEC-registered investment advisers for Schroders in North America.

In addition, in the sub-section entitled “Portfolio Management,” under the same section, all references to McKinley Capital Management, LLC’s and Principal Global Investors, LLC’s management of the International Equity Fund are hereby deleted. In the same sub-section, the following text is hereby added in the appropriate alphabetical order thereof:

SIMNA

Compensation.  SIMC pays SIMNA a fee based on the assets under management of the International Equity Fund as set forth in an investment sub-advisory agreement between SIMNA and SIMC. SIMNA pays SIMNA Ltd out of the sub-advisory fees earned with respect to the International Equity Fund.  The following information relates to the period ended February 28, 2010.

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. Portfolio managers are compensated for their services to the funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all

Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance of the strategies they manage for funds and other accounts. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any. Portfolio manager performance is evaluated for all comparable funds and accounts they manage, and includes the performance of subadvisory mandates, such as the International Equity Fund.

For those employees receiving significant bonuses, a part may deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include a blend of international benchmarks.

Ownership of Fund Shares. As of February 28, 2010, SIMNA’s portfolio managers did not beneficially own any shares of the International Equity Fund.

Other Accounts. As of February 28, 2010, SIMNA’s portfolio managers were responsible for the day to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (thousands)	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)
Virginie Maisonneuve	5		$8,238,075	8	$752,664	13	$973,077
	2	*	7,602,472	1	9,373	2	138,484
Simon Webber	5		$8,283,075	4	$340,528	9	$658,366
	2	*	7,602,472	0	0	2	7,602,472

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interests: Whenever a portfolio manager manages Other Accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the International Equity

Fund and the investment strategy of the Other Accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that Other Accounts require the portfolio manager to devote less than all of his or her time to the International Equity Fund may be seen itself to constitute a conflict with the interest of the International Equity Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the International Equity Fund. Securities selected for funds or accounts other than the International Equity Fund may outperform the securities selected for the International Equity Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the International Equity Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.  Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

There are no other changes in the portfolio management of the International Equity Fund.

Changes in Sub-Advisers for the World Equity Ex-US Fund

In the sub-section entitled “The Sub-Advisers,” under the section entitled “The Adviser and Sub-Advisers,” all references to AXA Rosenberg Investment Management LLC’s, INTECH Investment Management, LLC’s and Rexiter Capital Management Limited’s management of the World Equity Ex-US Fund are hereby deleted.

In addition, in the sub-section entitled “Portfolio Management,” under the same section, all references to AXA Rosenberg Investment Management LLC’s, INTECH Investment Management, LLC’s and Rexiter Capital Management Limited’s management of the World Equity Ex-US Fund are hereby deleted.

There are no other changes in the portfolio management of the World Equity Ex-US Fund.

Change in Sub-Advisers for the Screened World Equity Ex-US Fund

In the sub-section entitled “The Sub-Advisers,” under the section entitled “The Adviser and Sub-Advisers,” all references to AXA Rosenberg Investment Management LLC’s management of the Screened World Equity Ex-US Fund are hereby deleted. In the same sub-section, the paragraphs relating to Acadian Asset Management LLC and Thornburg Investment Management LLC are hereby deleted and respectively replaced with the following:

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC (“Acadian”) serves as a Sub-Adviser to a portion of the assets of the International Equity, World Equity Ex-US and Screened

World Equity Ex-US Funds. Acadian was founded in 1986 and is a subsidiary of Old Mutual Asset Managers (US) LLC, which is an indirect wholly-owned subsidiary of Old Mutual plc. Old Mutual plc is a publicly traded company listed on the U.K. and South African stock exchanges.

THORNBURG INVESTMENT MANAGEMENT, INC: Thornburg Investment Management, Inc. (“TIM”) serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. TIM, was incorporated in Delaware in 1982.  TIM is an independent, employee-owned organization.  Currently, thirty-six of the firm’s professionals (approximately 20% of the firm’s employees) share in the ownership of the firm. Managing Directors, other than Mr. H. Garrett Thornburg, Chairman, and Mr. Brian J. McMahon, CEO and President, own less than 5%.

In addition, in the sub-section entitled “Portfolio Management,” under the same section, all references to AXA Rosenberg Investment Management LLC’s management of the Screened World Equity Ex-US Fund are hereby deleted. In the same sub-section, the text relating to Acadian Asset Management LLC and Thornburg Investment Management LLC is hereby deleted and respectively replaced with the following:

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended February 28, 2010.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses.  Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance.  Since portfolio management is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability.

Ownership of Fund Shares. As of February 28, 2010, Acadian’s portfolio managers did not beneficially own any shares of the International Equity, World Equity Ex-US or Screened World Equity Ex-US Fund.

Other Accounts. As of February 28, 2010, the portfolio managers were responsible for the day-to-day management of certain other accounts, (collectively, the “Other Accounts”), as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
John Chisholm**	12		$3,031,825,198	63		$8,846,065,497	177		$34,449,212,758
	3	*	$1,463,606,091	6	*	$652,258,132	29	*	$8,535,745,838
Asha Mehta **	12		$3,013,825,198	63		$8,846,065,497	177		$34,449,212,758
	3	*	$1,463,606,091	6	*	$652,258,132	29	*	$8,535,745,838
Ronald Frashure**	12		$3,031,825,198	63		$8,846,065,497	177		$34,449,212,758
	3	*	$1,463,606,091	6	*	$652,258,132	29	*	$8,535,745,838
Brian Wolahan**	12		$3,031,825,198	63		$8,846,065,497	177		$34,449,212,758
	3	*	$1,463,606,091	6	*	$652,258,132	29	*	$8,535,745,838
Raymond Mui**	12		$3,031,825,198	63		$8,846,065,497	177		$34,449,212,758
	3	*	$1,463,606,091	6	*	$652,258,132	29	*	$8,535,745,838
Charles Wang**	12		$3,031,825,198	63		$8,846,065,497	177		$34,449,212,758
	3	*	$1,463,606,091	6	*	$652,258,132	29	*	$8,535,745,838

*  These accounts are subject to a performance-based advisory fee.

**  Please note that these investment professionals function as part of the core equity investment team of 16 portfolio managers, and are not segregated along product lines or by client type. These portfolio managers work on all core equity products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Conflicts of Interests. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, which may have different investment guidelines and objectives. In addition to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds and the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, may track the same benchmarks or indexes as the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds track, and may sell securities that are eligible to be held, sold or purchased by the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

TIM

Compensation. SIMC pays TIM a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between TIM and SIMC. TIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended February 28, 2010.

The compensation of each co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each portfolio manager also owns equity shares in TIM. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar funds; single year return of accounts managed by the portfolio manager, relative to market performance and similar funds; the degree of sensitivity of the manager to potential tax liabilities created in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of TIM, such benefits accrue from the overall financial performance of TIM.

Ownership of Fund Shares. As of February 28, 2010, TIM’s portfolio managers did not beneficially own any shares of the World Equity Ex-US or Screened World Equity Ex-US Fund.

Other Accounts. As of February 28, 2010, TIM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
William V. Fries	14	$21.7 billion	6	$1.2 billion	36		$5.5 billion
	N/A	N/A	N/A	N/A	1	*	$96.3 million
Wendy Trevisani	14	$21.7 billion	10	$1.2 billion	7394		$8.9 billion
	N/A	N/A	N/A	N/A	1	*	$96.3 million
Lei Wang	14	$21.7 billion	6	$1.2 billion	36		$5.5 billion
	N/A	N/A	N/A	N/A	1	*	$96.3 million

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interests. Most portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of multiple accounts. These conflicts could include:

•  allocating a favorable investment opportunity to one account but not another;

•  directing one account to buy a security before purchases through other accounts increase the price of the security in the market place;

•  giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and

•  obtaining services from brokers conducting trades for one account, which are used to benefit another account.

TIM has considered the likelihood that material conflicts of interest could arise between the portfolio manager’s management of multiple client accounts. TIM has not identified any such conflicts that may arise and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

TIM’s portfolio managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the World Equity Ex-US or Screened World Equity Ex-Us Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the World Equity Ex-US or Screened World Equity Ex-US Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-US or Screened World Equity Ex-US Fund. TIM does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, TIM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the World Equity Ex-US and Screened World Equity Ex-US Funds. Because of their positions with the World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of World Equity Ex-US and Screened World Equity Ex-US Funds trades. It is theoretically possible that TIM’s portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the World Equity Ex-US and Screened World Equity Ex-US Funds. However, TIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the World Equity Ex-US and Screened World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the World Equity Ex-US or Screened World Equity Ex-US Fund. This conflict of interest may be exacerbated to the extent that TIM or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the World Equity Ex-US Fund or Screened World Equity Ex-US Fund. Notwithstanding this theoretical conflict of interest, it is TIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, TIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the World Equity

Ex-US or Screened World Equity Ex-US Fund, such securities might not be suitable for the World Equity Ex-US or Screened World Equity Ex-US Fund given its investment objectives and related restrictions.

There are no other changes in the portfolio management of the Screened World Equity Ex-US Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-646 (4/10)